FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


Available Amount to Note Holders:                                                      6,233,917.09

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             534,581.31
          (b) Servicer Fees from current and prior Collection Period                      72,278.93
          (c) Servicing Charges inadvertantly deposited in Collection Account                  -
(iv)      Current and unpaid Back-up Servicing Fees                                        2,891.16
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   18,550.95
          Adjustment to prior month premium amount
(vi)      Indenture Trustee Fee
          due on Payment Date and unpaid Indenture Trustee Fees                              291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                              -
          Adjustment to prior month Class A-1 Note Interest                                    -
          Class A-2 Note Interest                                                        366,411.41
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         19,832.80
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,584.32
(xi)      Class B-2 Note Interest                                                         18,579.75
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                              -
          Class A-2 Principal Distribution Amount                                      4,415,759.91
          Class A-3 Principal Distribution Amount                                              -
          Class A-4 Principal Distribution Amount                                              -
(xiii)    Note Insurer Reimbursement Amount                                                    -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal   95,994.78
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal   95,994.78
(xvi)     Letter of Credit Reimbursement Amount                                                -
(xvii)    Class B-3 Note Interest                                                         20,164.07
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal   95,994.78
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        -
(xx)      Letter of Credit Additional Reimbursement Amount                                     -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                  -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                   -
          Class A-2 additional Principal Distribution Amount                                   0.00
          Class A-3 additional Principal Distribution Amount                                   -
          Class A-4 additional Principal Distribution Amount                                   -
          Class B-1 additional Principal Distribution Amount                                   0.00
          Class B-2 additional Principal Distribution Amount                                   0.00
          Class B-3 additional Principal Distribution Amount                                   0.00


          Reviewed By:



          -----------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998



                      INITIAL        BEGINNING           BASE         ADDITIONAL        TOTAL            ENDING           ENDING
                     PRINCIPAL       PRINCIPAL         PRINCIPAL       PRINCIPAL       PRINCIPAL         PRINCIPAL       CERTIFICATE
   CLASS              BALANCE         BALANCE        DISTRIBUTION    DISTRIBUTION    DISTRIBUTION        BALANCE           FACTOR
----------       --------------   --------------     ------------   ------------     ------------     --------------     -----------
Class A-1         32,998,000.00              --               --              --               --                 --      0.0000000
Class A-2         85,479,000.00    69,243,101.90     4,415,759.91           0.00     4,415,759.92      64,827,341.98      0.7584008
Class A-3         51,527,000.00    51,527,000.00              --              --               --      51,527,000.00      1.0000000
Class A-4         38,238,000.00    38,238,000.00              --              --               --      38,238,000.00      1.0000000
                 --------------   --------------     ------------   ------------     ------------     --------------     -----------
Total Class A    208,242,000.00   159,008,101.90     4,415,759.91           0.00     4,415,759.92     154,592,341.98      0.7423687
Class B-1          4,527,000.00     3,456,697.87        95,994.78           0.00        95,994.78       3,360,703.09      0.7423687
Class B-2          4,527,000.00     3,456,697.87        95,994.78           0.00        95,994.78       3,360,703.09      0.7423687
Class B-3          4,527,000.00     3,456,697.87        95,994.78           0.00        95,994.78       3,360,703.09      0.7423687
Total            221,823,000.00   169,378,195.51     4,703,744.26           0.00     4,703,744.26     164,674,451.25
                 --------------   --------------     ------------   ------------     ------------     --------------

ADCPB at end of Collection Period                                                                     168,669,684.97
                                                                                                      --------------
Excess of ending ADCPB over ending note balance                                                         3,995,233.72
Floor                                                                                                   4,527,025.86
                                                                                                      --------------
Difference                                                                                               (531,792.13)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


Available Funds
    Collection Account balance, as of August 31, 1998                                          3,523,151.64
    Investment earnings on amounts in Collection Account                                          10,066.04
    Payments due Collection Account from last 3 business days of Collection Period             1,003,561.49
    Additional contribution for terminated trade-ups and rebooked leases                               -
    Servicer Advance on current Determination Date                                             1,697,137.92
                                                                                               ------------
    Available Funds on Payment Date                                                            6,233,917.09
Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  -
                                                                                               ------------
Remaining Available Funds                                                                      6,233,917.09
Indemnity Payments paid inadvertantly deposited in Collection Account                                 -
                                                                                               ------------
Remaining Available Funds                                                                      6,233,917.09
Unreimbursed Servicer Advances
    Unreimbursed Servicer Advances due                                                           534,581.31
    Unreimbursed Servicer Advances paid                                                          534,581.31
                                                                                               ------------
    Unreimbursed Servicer Advances remaining unpaid                                                   -
                                                                                               ------------
Remaining Available Funds                                                                      5,699,335.78
Servicer Fees
    Servicer Fees due                                                                             72,278.93
    Servicer Fees paid                                                                            72,278.93
                                                                                               ------------
    Servicer Fees remaining unpaid                                                                    -
                                                                                               ------------
Remaining Available Funds                                                                      5,627,056.85
Servicer Charges inadvertantly deposited in Collection Account                                        -
                                                                                               ------------
Remaining Available Funds                                                                      5,627,056.85
Back-up Servicer Fees
    Back-up Servicer Fees due                                                                      2,891.16
    Back-up Servicer Fees paid                                                                     2,891.16
                                                                                               ------------
    Back-up Servicer Fees remaining unpaid                                                            -
                                                                                               ------------
Remaining Available Funds                                                                      5,624,165.70
Premium Amount
    Premium Amount due                                                                            18,550.95
    Premium Amount paid                                                                           18,550.95
                                                                                               ------------
    Premium Amount remaining unpaid                                                                   -
                                                                                               ------------
Remaining Available Funds                                                                      5,605,614.75
Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
    Indenture Trustee Fee due                                                                        291.67
    Indenture Trustee Fee paid                                                                       291.67
                                                                                               ------------
    Indenture Trustee Fee remaining unpaid                                                            -
                                                                                               ------------
Remaining Available Funds                                                                      5,605,323.08
Reimbursable Trustee Expenses per 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                              -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                               ------------
    Total Indenture Trustee Expenses paid                                                             -
                                                                                               ------------
    Indenture Trustee Expenses unpaid                                                                 -
Remaining Available Funds                                                                      5,605,323.08


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998

Class A-1 through A-4 Note Interest on a pari passu basis:
    Class A-1 Note Interest                                                                         -
    Class A-2 Note Interest                                                                   366,411.41
    Class A-3 Note Interest                                                                   272,663.71
    Class A-4 Note Interest                                                                   202,342.75
                                                                                          --------------
    Total Class A Interest due                                                                841,417.87
                                                                                          --------------
Remaining Available Funds                                                                   4,763,905.21
Class B-1 Note Interest
    Class B-1 Note Interest due                                                                19,832.80
    Class B-1 Note Interest paid                                                               19,832.80
                                                                                          --------------
    Class B-1 Note Interest remaining unpaid                                                       -
                                                                                          --------------
Remaining Available Funds                                                                   4,744,072.40
Letter of Credit Bank Fee and unpaid amounts
    Letter of Credit Bank Fee due                                                               1,584.32
    Letter of Credit Bank Fee paid                                                              1,584.32
                                                                                          --------------
    Letter of Credit Bank Fee remaining unpaid                                                     -
                                                                                          --------------
Remaining Available Funds                                                                   4,742,488.08
Class B-2 Note Interest
    Class B-2 Note Interest due                                                                18,579.75
    Class B-2 Note Interest paid                                                               18,579.75
                                                                                          --------------
    Class B-2 Note Interest remaining unpaid                                                       -
                                                                                          --------------
Remaining Available Funds                                                                   4,723,908.33
                                                                                          --------------
Class A Base Principal Distribution
    Class A Base Principal Distribution Amount due                                          4,415,759.91
    Class A Note Principal Balance as of preceding Payment Date                           159,008,101.90
                                                                                          --------------
    Class A Base Principal Distribution Amount paid                                         4,415,759.91
                                                                                          --------------
    Class A Base Principal Distribution Amount remaining unpaid                                    -

    Class A-1 Note Principal Balance as of preceding Payment Date                                  -
    Class A-1 Base Principal Distribution Amount paid                                              -
                                                                                          --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                            -
                                                                                          --------------
    Remaining Class A Base Principal Distribution Amount                                    4,415,759.91
                                                                                          --------------
    Class A-2 Note Principal Balance as of preceding Payment Date                          69,243,101.90
    Class A-2 Base Principal Distribution Amount paid                                       4,415,759.91
                                                                                          --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                    64,827,341.98

    Remaining Class A Base Principal Distribution Amount                                           -
                                                                                          --------------
    Class A-3 Note Principal Balance as of preceding Payment Date                          51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                              -
                                                                                          --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                    51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                           -
                                                                                          --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998



    Class A-4 Note Principal Balance as of preceding Payment Date                          38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                              -
                                                                                          --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                    38,238,000.00

Remaining Available Funds                                                                     308,148.42

Note Insurer Reimbursement Amount
    Note Insurer Reimbursement Amount due                                                           -
    Note Insurer Reimbursement Amount paid                                                          -
                                                                                          --------------
    Note Insurer Reimbursement Amount remaining unpaid                                              -
Remaining Available Funds                                                                     308,148.42

Class B-1 Base Principal Distribution
    Class B-1 Note Principal Balance as of preceding Payment Date                           3,456,697.87
    Class B-1 Base Principal Distribution due                                                  95,994.78
    Class B-1 Base Principal Distribution paid                                                 95,994.78
                                                                                          --------------
    Class B-1 Base Principal Distribution remaining unpaid                                          -
    Class B-1 Note Principal Balance after distribution on Payment Date                     3,360,703.09

Remaining Available Funds                                                                     212,153.64

Class B-2 Base Principal Distribution
    Class B-2 Note Principal Balance as of preceding Payment Date                           3,456,697.87
    Class B-2 Base Principal Distribution due                                                  95,994.78
    Class B-2 Base Principal Distribution paid                                                 95,994.78
                                                                                          --------------
    Class B-2 Base Principal Distribution remaining unpaid                                          -
    Class B-2 Note Principal Balance after distribution on Payment Date                     3,360,703.09

Remaining Available Funds                                                                     116,158.86

Letter of Credit Reimbursement Amount
    Letter of Credit Reimbursement Amount due                                                      -
    Letter of Credit Reimbursement Amount paid                                                     -
                                                                                          --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                         -
Remaining Available Funds                                                                     116,158.86
Class B-3 Note Interest
    Class B-3 Note Interest due                                                                20,164.07
    Class B-3 Note Interest paid                                                               20,164.07
                                                                                          --------------
    Class B-3 Note Interest remaining unpaid                                                       -
                                                                                          --------------
Remaining Available Funds                                                                      95,994.79

Class B-3 Base Principal Distribution
    Class B-3 Note Principal Balance as of preceding Payment Date                           3,456,697.87
    Class B-3 Base Principal Distribution due                                                  95,994.78
    Class B-3 Base Principal Distribution paid                                                 95,994.78
                                                                                          --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998



    Class B-3 Base Principal Distribution remaining unpaid                                          -
    Class B-3 Note Principal Balance after distribution on Payment Date                     3,360,703.09

Remaining Available Funds                                                                           0.00
Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                     -
    Remaining Indenture Trustee Expenses paid                                                       -
                                                                                          --------------
    Remaining Indenture Trustee Expenses unpaid                                                     -
Remaining Available Funds                                                                           0.00

Additional Letter of Credit Reimbursement Amount
    Additional Letter of Credit Reimbursement Amount due                                            -
    Additional Letter of Credit Reimbursement Amount paid                                           -
                                                                                          --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                               -
Remaining Available Funds                                                                           0.00

Other Amounts Due Servicer under Servicing Agreement
    Other Amounts Due Servicer under Servicing Agreement due                                        -
    Other Amounts Due Servicer under Servicing Agreement paid                                       -
                                                                                          --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           -
Remaining Available Funds                                                                           0.00

Difference between excess of ADCPB over Ending Note Balances and Floor                        531,792.14

Amount Payable to Residual Holder                                                                   -

Remaining Available Funds to Note Holders                                                           0.00

Class A Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                       0.00
    Adjusted Principal Distribution Sharing Ratio                                                 93.878%
                                                                                          --------------
    Additional Principal Distribution to Class A                                                    0.00

    Class A Note Principal Balance after payment above                                    154,592,341.98
                                                                                          --------------
    Class A additional Principal Distribution Amount paid                                           0.00
                                                                                          --------------
    Excess cash after payment of additional Class A Principal Distribution                          -

    Class A-1 Note Principal Balance after payment above                                            -
    Class A-1 additional Principal Distribution Amount paid                                         -
                                                                                          --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                             -
                                                                                          --------------
    Remaining Class A additional Principal Distribution Amount                                      0.00
                                                                                          --------------
    Class A-2 Note Principal Balance after payment above                                   64,827,341.98
    Class A-2 additional Principal Distribution Amount paid                                         0.00
                                                                                          --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                    64,827,341.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998



    Remaining Class A additional Principal Distribution Amount                                     -
                                                                                          --------------
    Class A-3 Note Principal Balance after payment above                                   51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                        -
                                                                                          --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                    51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                     -
                                                                                          --------------
    Class A-4 Note Principal Balance after payment above                                   38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                        -
                                                                                          --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                    38,238,000.00

Class B-1 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                       0.00
    Adjusted Principal Distribution Sharing Ratio                                                   2.041%
                                                                                          --------------
    Additional Principal Distribution to Class B-1                                                  0.00

    Class B-1 Note Principal Balance after payment above                                    3,360,703.09
    Class B-1 additional Principal Distribution paid                                                0.00
                                                                                          --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                     3,360,703.09

Class B-2 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                       0.00
    Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                          --------------
    Additional Principal Distribution to Class B-2                                                  0.00

    Class B-2 Note Principal Balance after payment above                                    3,360,703.09
    Class B-2 additional Principal Distribution paid                                                0.00
                                                                                          --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                     3,360,703.09

Class B-3 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                       0.00
    Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                          --------------
    Additional Principal Distribution to Class B-3                                                  0.00

    Class B-3 Note Principal Balance after payment above                                    3,360,703.09
    Class B-3 additional Principal Distribution paid                                                0.00
                                                                                          --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                     3,360,703.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                          173,469,424.01
     ADCPB, end of Collection Period                                                168,669,684.97
                                                                                    --------------
     Base Principal Amount                                                            4,799,739.04

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                  2,385,426.65
     Servicing Advances collected during the current Collection Period                1,850,845.34
                                                                                    --------------
     Unreimbursed Servicing Advances as of current Determination Date                   534,581.31

CALCULATION OF INTEREST DUE


                       BEGINNING                            CURRENT                        TOTAL
                      PRINCIPAL            INTEREST        INTEREST       OVERDUE        INTEREST
       CLASS           BALANCE               RATE            DUE         INTEREST           DUE
     ---------     --------------          -------       ----------      --------       ----------
     Class A-1                 --          5.7325%               --            --               --
     Class A-2      69,243,101.90          6.3500%       366,411.41            --       366,411.41
     Class A-3      51,527,000.00          6.3500%       272,663.71            --       272,663.71
     Class A-4      38,238,000.00          6.3500%       202,342.75            --       202,342.75
     Class B-1       3,456,697.87          6.8850%        19,832.80            --        19,832.80
     Class B-2       3,456,697.87          6.4500%        18,579.75            --        18,579.75
     Class B-3       3,456,697.87          7.0000%        20,164.07            --        20,164.07
                   --------------                        ----------      --------       ----------
                   169,378,195.51          6.3762%       899,994.50            --       899,994.50


CALCULATION OF PRINCIPAL DUE

                         BASE               BASE                               TOTAL
                       PRINCIPAL          PRINCIPAL        OVERDUE           PRINCIPAL
       CLASS          AMOUNT PCT.          AMOUNT          PRINCIPAL            DUE
     ---------        -----------      ------------        ---------       ------------
     Class A                 92.0%     4,415,759.91               --       4,415,759.91
     Class B-1                2.0%        95,994.78               --          95,994.78
     Class B-2                2.0%        95,994.78               --          95,994.78
     Class B-3                2.0%        95,994.78             0.00          95,994.78
                                       ------------        ---------       ------------
                                       4,703,744.26             0.00       4,703,744.26


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                       173,469,424.01
     Servicer Fee Rate                                                                     0.500%
     One-twelfth                                                                            1/12
                                                                                  --------------
     Servicer Fee due current period                                                   72,278.93
     Prior Servicer Fee arrearage                                                             --
                                                                                  --------------
     Servicer Fee due                                                                  72,278.93

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                       173,469,424.01
     Back-up Servicer Fee Rate                                                             0.020%
     One-twelfth                                                                            1/12
                                                                                  --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


     Back-up Servicer Fee due Current Period                                                         2,891.16
     less overpayment from prior period                                                                    --
     Prior Back-up Servicer Fee Arrearage                                                                  --
                                         -                                                       ------------
     Back-up Servicer Fee due                                                                        2,891.16

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                159,008,101.90
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
                                         -                                                       ------------
     Premium Amount due Current Period                                                              18,550.95
     Prior Premium Amount arrearage                                                                        --
                                         -                                                       ------------
     Total Premium Amount due                                                                       18,550.95

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                          291.67
     Prior Indenture Trustee Fee arrearage                                                                 --
                                         -                                                       ------------
     Total Indenture Trustee Fee due                                                                   291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)             3,456,697.87
     Letter of Credit Bank Fee Rate                                                                      0.55%
     One-twelfth                                                                                         1/12
                                         -                                                       ------------
     Letter of Credit Bank Fee due Current Period                                                    1,584.32
     Letter of Credit Bank Fee arrearage                                                                   --
                                         -                                                       ------------
     Total Letter of Credit Bank Fee arrearage due                                                   1,584.32

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                              --
     Prior Letter of Credit Reimbursement Amount arrearage                                                 --
                                         -                                                       ------------
     Total Letter of Credit Reimbursement Amount due                                                       --

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                        --
     Prior Indenture Trustee Expenses arrearage                                                            --
                                         -                                                       ------------
     Total Indenture Trustee Expenses due                                                                  --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                   --
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                      --
                                         -                                                       ------------
     Total Additional Letter of Credit Reimbursement Amount due                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                 --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                --
                                         -                                                       ------------
     Total Other Amounts Due Servicer under Servicing Agreement                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


FLOOR CALCULATION
     Initial ADCPB                                                                          226,351,292.85
     Floor percent                                                                                    2.00%
                                                                                            --------------
     Floor                                                                                    4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                             168,669,684.97

     Aggregate Note Balances prior to any payment on current Payment Date                   169,378,195.51
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                  4,415,759.91
     Class B-1                                                                                   95,994.78
     Class B-2                                                                                   95,994.78
     Class B-3                                                                                   95,994.78
                                                                                            --------------
     Total Base Principal Amount distributions on current payment date                        4,703,744.26
                                                                                            --------------
     Aggregate Note Balance after payment of Base Principal Amount                          164,674,451.25
                                                                                            --------------
     Excess of ADCPB over Ending Note Balances                                                3,995,233.72

     Difference between excess and floor                                                        531,792.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


RESTRICTING EVENT DETERMINATION:

                                                                                                                           Yes/No
                                                                                                                           ------
     A) Event of Servicer Termination (Yes/No)                                                                               No
     B) Note Insuer has Made a Payment (Yes/No)                                                                              No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                         No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                           Yes/No
                                                                                                                           ------
     A) Failure                                                                                                              No
     to
     B) Failure
     to
     distribute
     to the
     Noteholders
     (x) on                                                                                                                  No
     any

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                           Event                                                               Yes/No
     ---------         --------------------------------------------------------------------------------------------------  ------
     6.01(i)           Failure to make payment required                                                                      No
     6.01(ii)          Failure to submit Monthly Statement                                                                   No
     6.01(iii)         Failure to Observe Covenants in Servicing Agreement                                                   No
     6.01(iv)          Servicer consents to appointment of custodian, receiver, etc.                                         No
     6.01(v)           Servicer files a voluntary petition for bankruptcy                                                    No
     6.01(vi)          Order of judgement in excess of $500,000                                                              No
     6.01(vii)         Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
     6.01(viii)        Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
     6.01(ix)          Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 1998


Gross Charge Event Calculation:
                                                                           Result
                                                                           ------
     Gross Charge Off Ratio Current Period                                   0.36%
     Gross Charge Off Ratio Prior Period                                     0.03%
     Gross Charge Off Ratio Second Prior Period                              1.09%
                                                                           ------
     Average of Gross Charge Off Ratio for Three Periods                     0.49%
     Maximum Allowed                                                         2.50%

     Gross Charge Off Ratio:


                             ADCPB OF                                                            GROSS CHARGE OFF RATIO
                           ALL DEFAULTED       LESS                                                  CHARGE OFFS/
                            CONTRACTS        RECOVERIES        CHARGE OFFS             ADCPB             ADCPB
                           ------------      ----------        -----------         --------------  -------------------
     Current Period         247,673.62       197,622.52         50,051.10          168,669,684.97                 0.36%
     Prior Period           492,410.63       488,109.33          4,301.30          173,469,424.01                 0.03%
     Second Prior Period    558,855.87       396,025.65        162,830.22          178,810,234.43                 1.09%


Delinquency Event Calculation:
                                                                                                                 Results
                                                                                                                  -----
     Delinquency Trigger Ratio Current Period                                                                     2.63%
     Delinquency Trigger Ratio Prior Period                                                                       3.09%
     Delinquency Trigger Ratio Second Prior Period                                                                2.99%
                                                                                                                  -----
     Average of Delinquency Trigger Ratios                                                                        2.91%
     Maximum Allowed                                                                                              7.50%

Delinquency Trigger Ratio:



                                            A                           B                            A/B
                                         ADCPB OF                    ADCPB OF
                                     CONTRACT > 30 DAYS             ALL CONTRACTS              DELINQUENCY TRIGGER
                                         PAST DUE                 AS OF MONTH-END                    RATIO:
                                      ----------------            ---------------              --------------------
     Current Period                    4,447,721.04                168,816,131.62                    2.63%
     Prior Period                      5,363,652.73                173,469,424.02                    3.09%
     Second Prior Period               5,362,255.28                179,222,649.91                    2.99%


                                     Page 1